Exhibit 10.4

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

(ModCo and Funds Withheld Accounts)

This AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT (“Agreement”), dated as of December 8, 2020 (the “Effective Date”), is entered into by and between American Life & Security Corp. (the “Company”) and Crestline Management, L.P. (the “Manager”) for the management of certain assets held by the Company (as described below) under the terms of Reinsurance Agreement (as defined below). The Company and the Manager shall collectively be referred to herein as the “Parties”.

RECITALS

WHEREAS, the Company and Crestline Re SPC, an exempted segregated portfolio company incorporated under the laws of the Cayman Islands, for and on behalf of Crestline Re SP 1, one of its segregated portfolios (as successor by novation to Seneca Incorporated Cell, LLC 2020-02, an incorporated cell of Seneca Reinsurance Company, LLC) (the “Reinsurer”) have entered into that certain funds withheld coinsurance and modified coinsurance agreement, dated as of the date hereof (the “Reinsurance Agreement”), pursuant to which the Company has established the accounts set forth in Exhibit A attached hereto and made a part of this Agreement, as may be updated and amended from time to time (the “Accounts”);

WHEREAS, the Company will have legal title to the assets held in or credited to the Accounts;

WHEREAS, the Accounts shall serve as collateral to support the Reinsurer’s obligations under the Reinsurance Agreement;

WHEREAS, the Company wishes to appoint the Manager to serve as investment manager with respect to the Accounts in accordance with the Guidelines (as defined in Exhibit A) set forth with respect to each Account;

WHEREAS, the Manager is regularly engaged in the practice of rendering investment management and advisory services, is a registered investment advisor, and possesses the experience, sources of information and facilities to perform the Services (as defined below) and is prepared to act as a fiduciary (in accordance with duties imposed by the Investment Advisers Act of 1940 and the rules and interpretations promulgated thereunder (the “Adviser’s Act”)) with respect to the investments managed under the terms of this Agreement; and

WHEREAS, the Company and the Manager together are entering in this Agreement on the terms and conditions set forth herein including, without limitation, the terms under which the Manager will provide the Services to the Company.

AGREEMENT

NOW THEREFORE, in consideration of the above recitals and the mutual promises set forth in this Agreement, the Parties agree as follows:

1. APPOINTMENT

As of the date hereof, the Company appoints and designates Manager to act as the investment advisor for the purpose of investing and managing the assets held by the Company in the Accounts. The securities, instruments and other assets or investments acquired and/or managed by the Manager in accordance with the Guidelines for each Account, shall be referred to herein as the “Portfolio”.

2. ACCEPTANCE OF APPOINTMENT

Manager hereby accepts the appointment as the investment manager of the Portfolio pursuant to the terms and conditions set forth in this Agreement. The Manager undertakes to provide the Company with the benefit of its judgment, efforts and skill in rendering the Services under this Agreement. The Manager agrees that it shall at all times act in accordance and comply with the Guidelines.

3. POWERS, RIGHTS, AND DUTIES OF MANAGER

Manager shall provide the advice and services described in this Agreement (collectively the “Services”) in accordance with the Guidelines and limitations attached in Exhibit A. The Services shall include, without limitation, the following:

(a)	Authority and power in its sole and exclusive discretion to directly (or through sub-advisors selected by the Manager and approved in writing by the Company, each, a “Sub-Advisor”) invest and reinvest the Portfolio in accordance with the Guidelines;

(b)	Authority and power to extend, renew and/or dispose of investments within the Portfolio;

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(c)	Authority and power to originate, investigate, structure, finance, acquire, monitor, syndicate and/or remarket investments, in each case, in accordance with the Guidelines, including the authority to determine the credit terms and security for any investments;

(d)	Prepare, negotiate, review and supervise the review of all agreements, certificates, amendments, notices, instruments and other documents required to originate, acquire, manage, finance, syndicate, remarket or dispose of any investment or potential investment in the Portfolio;

(e)	Manage, service, administer and make payments to any Sub-Advisors;

(f)	Originate, manage, monitor, service, administer and make collections on investments within the Portfolio directly or through Sub-Advisors (or appointed service providers);

(g)	Provide structural guidance to, and conduct due diligence on potential investments;

(h)	Open, maintain, and close bank, brokerage, margin and custodian accounts and draw checks or other orders for the payment of monies or the transfer of financial instruments and other assets, and invest such funds as are temporarily not otherwise required for Company purposes in cash equivalents;

(i)	Subject to Exhibit A, and upon express written approval of the Company, to engage in agency, agency cross and principal transactions with affiliates to the extent permitted by the Guidelines and applicable law;

(j)	Cause the Company to engage, enter into agreements with, instruct, manage and terminate relationships with prime brokers, executing brokers, broker-dealers, banks, futures commission merchants, counterparties, lending platforms, finance companies, custodians, legal counsels, administrators, trustees, valuation agents, liquidation agents, accountants, auditors, appraisers, investment bankers, consultants and other service providers selected by the Manager in each case on such terms and subject to such conditions as the Manager may reasonably determine and as is incident to the management of the Portfolio; and

(k)	Incur expenses and other obligations incident to the management of the Portfolio and make payments on behalf of the Company in accordance with the Guidelines.

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Subject at all times to this Agreement and the Guidelines, the Company hereby constitutes and appoints the Manager as its true and lawful representative and attorney-in-fact with respect to the Portfolio, in its name, place and stead to make, execute, sign and file, if appropriate, any document necessary to effectuate and execute the power and authority of the Manager contemplated hereby, including any Company contract or agreement, and to take any other actions in connection with the Manager’s power and authority contemplated hereby. The power of attorney granted hereby shall (i) continue in full force and effect notwithstanding the subsequent dissolution, termination, rehabilitation or bankruptcy of the Company or the transfer of all or any portion of the Company’s assets, and (ii) extend to the Company’s successors, assigns and legal representatives, and shall otherwise continue until this Agreement is terminated in accordance with its terms.

Subject at all times to this Agreement and the Guidelines and all applicable laws, rules and regulations, and in accordance with applicable laws and regulations, Manager is authorized to act on behalf of the Account to (a) negotiate, control, manage, enforce or to refrain from enforcing any of the constituent documents related to any instrument or investment in the Portfolio (collectively, the “Documents”) or any rights or remedies thereunder, (b) give consents, approvals or waivers in connection with the Documents or any investment or instrument in the Portfolio, (c) agree to any amendments or modifications of any of the Documents or of any investment or instrument in the Portfolio, (d) take or refrain from taking any action and make any determination provided for herein or in any of the Documents or any instrument or investment in the Portfolio and (e) exercise all such powers as are incidental thereto. All such powers may include, but are not limited to the authority to: (i) consent to an increase or decrease in the payments; (ii) extend or shorten the due date of any of the payments due or with respect to an instrument in the Portfolio or waive any payment when due; (iii) release, partially or fully, any collateral underlying any investment or instrument in the Portfolio; (iv) consent to any amendment or modification to any instrument or investment in the Portfolio, or grant any waiver that would reduce or increase the amounts payable thereto or (v) execute and enter into Sub-Advisor agreements (with the written consent of the Company), acknowledge risk disclosure and other agreements related to the Portfolio and perform such functions as it considers reasonable, necessary or convenient in order to carry out the purposes of this Agreement.

The Company (and Reinsurer) acknowledge and agree that Manager acts as advisor to other clients and may give advice, and take action, with respect to any of those clients which may differ from the advice given, or the timing or nature of action taken, with respect to the Portfolio so long as it is Manager’s policy, to the extent practical, to allocate investment opportunities to the Portfolio over a period of time on a fair and equitable basis relative to other clients. It is understood that Manager shall not have any obligation to purchase or sell, or to recommend for purchase or sale, for the Portfolio any security or other asset which Manager, its principals, affiliates or employees may purchase or sell for its or their own accounts or for the account of any other client, if in the opinion of Manager such transaction or investment appears unsuitable, impractical or undesirable for the Portfolio.

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To the extent relevant, Manager shall have the power to vote or abstain from voting (by proxy or otherwise) in all matters for which an investor vote is solicited by, or with respect to, issuers or securities beneficially held in the Portfolio in such manner as Manager deems appropriate in accordance with the written policies and procedures established by the Company from time to time, copies of which policies and procedures will be provided to Manager. With regard to all other matters for which investor action is required or solicited with respect to securities or other assets beneficially held in the Portfolio, such as all matters relating to class actions (including without limitation, matters relating to opting in or opting out of a class and approval of class settlements), the Company hereby authorizes the Manager to take such actions as Manager deems appropriate and in the best interest of the Portfolio.

4. THE ACCOUNT(S)

All Portfolio assets shall be held in the Account(s) established by Company with the custodian thereto as set forth in Exhibit A (the “Custodian”). The Manager agrees to provide the custodian of the Account and the Company with such information and reports regarding the Portfolio, and at such intervals, as the Parties may agree upon. Under no circumstances will Manager take possession or custody of any assets constituting the Portfolio.

Without limiting the rights and authority of Manager under Section 3, Manager is authorized to give instructions to the Custodian, in writing or via electronic transmission, with respect to all investment decisions regarding the Accounts made in accordance with this Agreement and the Company agrees to assist Manager to effect such authority. The Company shall instruct the Custodian to send to Manager duplicate copies of all account statements and reports given to the Company by the Custodian or provide electronic access to Manager to such account statements and reports.

All transactions shall be consummated by payment to or delivery by the Accounts of all cash or cash balances and/or units or shares due to or from the Portfolio. Manager understands that the Custodian, or its agent or nominee, shall at all times have possession of all assets of the related Account unless otherwise agreed to in writing by the Parties and directions or instructions to the Custodian shall be made in accordance with the terms of any related agreement. For purposes of clarification and the avoidance of doubt, any wire authorizations from the Custodian will be effectuated only upon direction of the Company.

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The Manager shall not be responsible for any fees or charge of the Custodian.

5. BROKERAGE

All transactions authorized by this Agreement with respect to the Portfolio shall be carried out through a Custodian, but Manager may designate a broker or brokers to execute said transactions. The Manager shall instruct all brokers, dealers, Sub-Advisors or other persons executing orders on behalf of the Portfolio to forward to the related Custodian, copies of all brokerage or dealer confirmations promptly after execution of all transactions.

Manager may place orders for the execution of transactions for the Portfolio in such markets and through such brokers as in the Manager's best judgment shall offer the most favorable price and market for the execution of each transaction. In selecting a broker or dealer for any transaction or series of transactions, the Manager may consider a number of factors, including, for example, net price, reputation, financial strength and stability, efficiency of execution, block trading and block positioning capabilities, willingness to execute related or unrelated difficult transactions in the future, research services provided to the Manager, and other matters ordinarily involved in receipt of brokerage services generally. In no event shall the Manager be under any duty to obtain the lowest commission or best net price for the Portfolio on any particular transaction, nor is the Manager under any duty to execute any order in a fashion either preferential to the Portfolio relative to other like accounts managed by the Manager or otherwise materially adverse to such other accounts.

Provided the Guidelines are adhered to, Manager may aggregate sales and purchase orders of securities or other assets held in the Portfolio with similar orders being made simultaneously for other accounts managed by the Manager if, in the Manager's reasonable judgment, such aggregation shall result in an overall economic benefit to the Portfolio, taking into consideration the advantageous selling or purchase price, brokerage commission and all other expenses, and trading requirements. In accounting for such aggregated order, price and commission shall be averaged on a per bond or share basis daily. Manager's determination of such economic benefit to the Portfolio shall be based on an evaluation that the Portfolio is benefited by relatively better purchase or sales prices, lower commission expenses and beneficial timing of transactions, or a combination of these and other like or unlike factors.

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6. REPRESENTATIONS, WARRANTIES AND UNDERSTANDINGS

(a) Representations and Warranties of the Company. The Company hereby represents and warrants that:

(i)	the assets in the Accounts are not subject to Section 4975 of the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or any law substantially similar to Section 406 of ERISA.

(ii)	it is a “qualified purchaser” within the meaning of Section 2(a)(51) of the Investment Company Act of 1940, as amended.

(iii)	it is a “accredited investor” within the meaning of Regulation D under the Securities Act of 1933, as amended.

(iv)	this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(v)	the execution, delivery and performance of the Agreement do not violate or conflict with any law applicable to it, any provision of its constitutional documents or any order or judgment of any court or other governmental agency applicable to it or any of its assets.

(b) Representations and Warranties of Manager. Manager hereby represents and warrants that:

(i)	this Agreement has been duly authorized, executed and delivered by it and constitutes its legal, valid and binding obligation, enforceable in accordance with its terms (subject to applicable bankruptcy, reorganization, insolvency, moratorium or similar laws affecting creditors’ rights generally and subject, as to enforceability, to equitable principles of general application (regardless of whether enforcement is sought in a proceeding in equity or at law)).

(ii)	Manager will comply with the Guidelines as set forth on Exhibit A, including the Nebraska laws and regulations applicable to this Agreement as well as the investment guidelines adopted by the Company’s Board of Directors as set forth on Exhibit B (the “Company Investment Guidelines”) and the Reinsurer investment guidelines as set forth on Exhibit C. The Company acknowledges and agrees that the limits set forth in Company Investment Guidelines apply to the Company’s investments as a whole and not to the assets held in the Accounts in isolation. The Manager shall use commercially reasonable efforts to assist the Company in staying within the Company Investment Guidelines.

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(iii)	Manager is not prohibited from performing the Services contemplated by this Agreement.

(iv)	Manager has completed, obtained or performed all other acts, registrations, licenses, filings, approvals, authorizations, consents or examinations (or applicable exemptions thereto) necessary to discharge its responsibilities under this Agreement, including federal registration as an investment adviser pursuant to the Advisers Act, and Manager will deliver evidence with respect to same as the Company may from time to time reasonably require.

(v)	the execution, delivery and performance of the Agreement do not violate or conflict with any law applicable to it, any provision of its constitutional documents or any order or judgment of any court or other governmental agency applicable to it or any of its assets.

(vi)	Manager will promptly notify the Company of the occurrence of any event that (a) would disqualify the Manager from performing the Services hereunder or (b) would result in the Manager no longer satisfying the foregoing representations.

(vii)	Neither Manager nor any of its principals are currently the target(s) of (A) any criminal investigation being conducted by the U.S. Department of Justice, Federal Bureau of Investigation or similar state authority or (B) any investigation being conducted by a federal or state regulatory authority or agency, such as the Securities Exchange Commission, U.S. Department of Treasury (Financial Crimes Enforcement Network) or NY Department of Financial Services with respect to financial crimes, regulatory violations or conduct involving a lack of candor.

(viii)	Manager is a fiduciary to the Company (in the manner contemplated under the Adviser’s Act) with respect to the assets held in the Account(s).

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(c) Understandings of the Parties.

(i)	Advancement of funds by Company will only be paid in respect of Services in the Agreement;

(ii)	Company will maintain oversight of any Services provided hereunder and monitor such Services at least annually for quality assurance;

(iii)	All “books and records” developed and maintained under this Agreement are and remain the property of the Company and shall be made available to the Company upon its request, provided that the Manager and the Reinsurer shall be permitted to use and have access to such books and records to the extent necessary for accounting, tax, regulatory and other reasonable business purpose;

(iv)	All assets in the Portfolio are the exclusive property of the Company, held for the benefit of the Company and are subject to the control of the Company;

(v)	In the event the Company is placed in receivership or seized by the director under the Nebraska Insurers Supervision, Rehabilitation, and Liquidation Act:

a.	All of the rights and obligations of the Company under this Agreement, and all provisions of this Agreement applicable to the Company, extend to any such receiver or director; and

b.	All “books and records” of the Company will immediately be made available to the receiver or the director, and/or, subject to Section 6(c)(iii) of this Agreement, shall be turned over to the receiver or director immediately upon the receiver or the director’s written request;

(vi)	Manager has no right to automatically terminate this Agreement if the Company is placed in receivership pursuant to the Nebraska Insurers Supervision, Rehabilitation, and Liquidation Act;

(vii)	Manager will continue to maintain its systems, programs, or other infrastructure required to perform the Services notwithstanding a seizure by the Director under the Nebraska Insurers Supervision, Rehabilitation, and Liquidation Act, and will make them available to the receiver, for so long as the Manager continues to receive timely payments for services rendered; and

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(viii)	The Company hereby acknowledges that it has received a copy of Parts 2A and 2B of the Manager’s Form ADV and the Manager’s privacy policy prior to the execution of this Agreement.

7. REPORTING

The Manager shall coordinate with the Company (and any service providers) to keep accurate and detailed records of all investments made by it on behalf of the Portfolio. All accounts, books and records relating to said investments shall be open to inspection and audit at all reasonable times by any person designated by the Company upon reasonable prior notice. Manager shall provide such reports in form and substance as agreed with the Company (and that comply with regulatory and accounting requirements as communicated to the Manager), including all accounting and management-level information on a quarterly basis within fifteen (15) business days of the last day of the preceding calendar quarter or more often if requested by the Company.

The Manager expects, and the Company hereby acknowledges that certain investments expected to be acquired by the Manager hereunder will be instruments for which market prices are not readily available (“Direct Investments”). For Direct Investments, which may include but not be limited to, private loans, pools and tranches of pools of private loans, 1st lien mortgages and similar direct collateralized lending, the Manager will provide necessary information to permit the Company to price its positions, including information on impairment of any investments. If fair market value prices are required under the terms of the Reinsurance Agreement, appraisals or “broker price opinions” (“BPOs”) will be conducted by market professional(s) mutually agreed upon by the Company and the Manager. All costs associated with such appraisals or BPOs shall be paid for by the Company.

8. COMPENSATION

The compensation payable to Manager for the Services rendered hereunder shall be calculated and paid in accordance with the Schedule of Fees set forth in Exhibit A (the “Schedule of Fees”), (and such fees, the “Management Fee”).

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Manager shall be entitled to no further or other compensation hereunder and neither Manager, nor any officer, director, affiliate or employee of Manager shall act as principal or receive any compensation from the Portfolio directly in connection with the purchase or sale of investment securities or other assets by the Portfolio, other than the compensation provided for in the applicable Schedule of Fees (or as may be specified in a closing statement with respect to a specific transactions for structuring, due diligence or similar services).

Management Fee(s) shall be billed directly to the Company and paid by the Company from the proceeds of the Account, by wire transfer of immediately available funds to the account designated by the Manager in the paragraph below within fifteen (15) days of receipt by the Company of an invoice.

All payments to the Manager hereunder shall be made to the following account:

ABA ROUTING #

ACCOUNT #

ACCOUNT NAME

9. TERM

The term of this Agreement shall begin as of the commencement of business on July 27, 2020 and shall end upon the termination of the Agreement in accordance with Section 11 (subject to any specific limitations on any Account as set forth in Exhibit A).

10. ASSIGNMENT

(a)	The Manager may not “assign” (as that term is defined for purposes of the Advisers Act) any of its rights nor delegate any of its duties and responsibilities under this Agreement without prior express written consent of the Company (and otherwise in accordance with Part II of Exhibit A). Manager may upon written notice to the Company delegate its investment powers and authority under this Agreement to any company which is a subsidiary or affiliate of Manager. However, such delegation shall not relieve Manager of any of its responsibilities and obligations under this Agreement.

(b)	The Company may not assign all or any portion of its rights, obligations or liabilities under this Agreement without the prior written consent of the Manager (and otherwise in accordance with Part II of Exhibit A).

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(c)	This Agreement shall be binding upon and inure to the benefit of the Company, the Manager and their respective successors and permitted assigns.

11. TERMINATION

If (x) the Nebraska Department of Insurance directs the Company to terminate this Agreement and the Company selects a replacement investment advisor that is reasonably acceptable to the Reinsurer or (y) (i) the Reinsurance Agreement is terminated by the Company (or its Receiver (as defined in the Reinsurance Agreement)) or by the Reinsurer, in each case in accordance with the terms of the Reinsurance Agreement and (ii) the Company shall have fully recaptured all of the reinsured risks thereunder (and after giving effect to any applicable cure period or terminal settlement period as set forth in the Reinsurance Agreement), then this Agreement shall automatically terminate effective as of, as applicable, the termination date specified by the Nebraska Department of Insurance or the consummation of the termination and recapture (the “Termination Effective Time”). In addition to the foregoing, the Company shall be permitted to terminate this Agreement for Manager Cause effective upon thirty days prior written notice to the Manager, unless the Manager shall have cured such Manager Cause (if such event or circumstance is capable of being cured) within such thirty day period. “Manager Cause” means, (i) a material violation of applicable law relating to the Manager’s advisory business that could have a material adverse effect on the Manager’s ability to perform its obligations under this Agreement; or (ii) the gross negligence, willful misconduct or reckless disregard of any of the obligations of the Manager under this Agreement.

Upon Manager’s receipt of notice of a party’s intention to recapture or terminate the Reinsurance Agreement, Manager shall immediately cease acquisition of additional investments for such Account(s), except that the Company shall cause the Accounts to honor any trades (or term sheets) agreed to but not settled before the date the Manager actually receives such notice.

Following receipt of notice of termination above, Manager shall be paid any Base Management Fee (as defined in Exhibit A) for its Services until the Termination Effective Time.

Manager may resign at any time for any Account upon provision of 3 days’ prior written notice to the Company; provided such resignation shall be effective only upon naming a replacement (which shall be effectuated by the Company in not less than 30 days and otherwise in accordance with Exhibit A). As soon as practicable after the Termination Effective Time or the resignation of Manager, Manager shall provide the Company with a final report containing the same information as required by Section 7 of this Agreement. Notwithstanding anything in this Agreement to the contrary, no termination of this Agreement shall relieve any Party from any liability incurred by such Party under this Agreement prior to the date of such termination.

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12. CONFIDENTIALITY

Subject to applicable legal requirements, all information concerning the operation and investments of the Company and the Portfolio shall be kept in strict confidence by Manager both before and after the termination of the Agreement; provided that the Manager may disclose such information: (i) to its officers, directors, employees, accountants, auditors, service providers and outside counsel who need to know such information and have agreed to maintain the confidentiality of such information, (ii) to the extent requested by any regulatory authority, self-regulatory authority or quasi-regulatory authority (such as the National Association of Insurance Commissioners), including, without limitation, audits or examinations conducted by any governmental authority exercising examination or regulatory authority, (iii) to the extent required by applicable laws or regulations or by any subpoena or similar legal process, and (iv) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to the enforcement of its rights hereunder. The Manager agrees that irreparable damage would occur if the provisions of this Section 12 were breached. It is accordingly agreed that the Company shall be entitled to seek an injunction or injunctions to prevent breaches of this Section 12 and to enforce specifically the terms and provisions hereof in any court of competent jurisdiction, in addition to any other remedy to which it is entitled at law or in equity.

13. LIMITATION OF LIABILITY

It is understood that the investment of the funds of the Company as provided herein involves a degree of risk, including the risk of loss. The Manager shall not be liable to the Company for any costs, losses, claims, damages, liabilities, expenses (including, without limitation reasonable legal fees and disbursements for a single law firm), judgements, fines or settlements (collectively, “Indemnified Losses”) arising out of, related to, or in connection with any act or omission of the Manager taken, or omitted to be taken, in connection with the Company or this Agreement except for Indemnified Losses arising out of, related to, or in connection with any act or omission that is “Judicially Determined” by a court of competent jurisdiction upon entry of a final judgement rendered and unappealable (or not timely appealed) to be attributable to the bad faith, gross negligence, willful misconduct or fraud of the Manager.

To the fullest extent permitted by law, the Company shall indemnify and hold harmless the Manager (and its affiliates, members or employees, collectively the “Indemnified Parties”) from and against any and all Indemnified Losses suffered or sustained by the Indemnified Parties by reason of any act, omission or alleged act or omission arising out of, related to, or in connection with such Indemnified Party’s services to, or on behalf of the Company under this Agreement except for any Indemnified Losses that are Judicially Determined to be attributable to the bad faith, gross negligence, willful misconduct or fraud of the Indemnified Parties. The termination of a proceeding by settlement or upon a plea of nolo contendre, or its equivalent, shall not of itself create a presumption that such Indemnified Parties’ acts or omissions, or alleged acts or omissions were attributable to bad faith, gross negligence, willful misconduct or fraud of such Indemnified Party; provided that no Indemnified Party may enter into a settlement for which it seeks indemnification hereunder unless either one of the following two conditions shall have occurred: (1) the Company shall have provided prior written consent, which shall not be unreasonably withheld or (2) such settlement contains a complete irrevocable release as to the Company with regard to the claims being made.

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Notwithstanding any of the foregoing to the contrary, the provisions of this section 13 shall not be construed so as to provide for the exculpation of the Manager for any liability (including liability under state or federal securities laws that, under certain circumstances, impose liability even on persons that act in good faith), to the extent (but only to the extent) that such liability may not be waived, modified or limited under applicable law, but shall be construed so as to effectuate the provisions of this section to the fullest extent permitted by law. This Section 13 shall survive the termination of this Agreement.

14. SEVERABILITY

To the extent that any section or other portion of this Agreement is prohibited by, or is invalid under any applicable law, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any Party. Upon such determination that any term or other provision is prohibited by law or otherwise invalid, the Parties shall negotiate in good faith to modify this Agreement so as to effect the original intent of the Parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

15. WAIVER OF BREACH

The waiver by any Party of any part of this Agreement or a breach of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.

16. ENTIRE AGREEMENT; MODIFICATION

This instrument contains the entire agreement of the Parties. No modification, amendment or waiver of any provision of this Agreement shall be effective unless in writing specifically referring hereto and signed by all Parties.

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17. APPLICABLE LAW AND JURISDICTION / DISPUTE RESOLUTION

This Agreement, the rights and obligations of the Parties under this Agreement, and any claim or controversy directly or indirectly based upon, arising out of, or leading to this Agreement or the transactions contemplated by this Agreement (whether based upon contract, tort or any other theory), including all matters of construction, validity and performance, shall be governed by and construed in accordance with the laws of the State of New York, without regard to any conflict of laws provisions that would require the application of the law of any other jurisdiction. To the extent the applicable laws of the State of New York conflict with the applicable provisions of the Investment Advisers Act of 1940, the latter shall control.

Any dispute relating to the validity, enforcement or interpretation of this Agreement will be determined by final and binding arbitration before the office of the American Arbitration Association (“AAA”) in accordance with the Commercial Arbitration rules of the AAA then in effect. Judgment upon arbitration awards may be entered in any New York court, state or federal, having jurisdiction.

18. OUTSIDE ACTIVITIES

The Manager and/or the members, directors, employees or officers, or affiliates, of the Manager may render services for compensation to other customers, accounts, trusts, collective investment vehicles or other persons, including any other insurance company or issuer of an investment in the Portfolio, and shall not by reason of such engaging in other businesses or rendering of services for others be deemed to be acting in conflict with the interests of the Company but shall at all times be subject to the standard set forth in Section 6(b)(viii).

Notwithstanding the foregoing, the Manager shall devote sufficient time to providing the Services as the Manager determines in its reasonable discretion to be necessary. The members, directors, employees or officers of the Manager, in their individual capacities, may be members, directors, officers, employees or control persons of the Company, but shall not be deemed thereby to have interests which are in conflict with the interests of the Company.

19. INDEPENDENT CONTRACTORS

In rendering services for the Company, Manager is at all times serving as an independent contractor. Nothing in this Agreement shall be construed to make or render either Party or any of its officers, agents, or employees an employee of, or joint venture of or with the other for any purpose whatsoever, including without limitation, participation in any of the benefits or privileges given or extended by the Company to its employees. The Manager shall have no authority to act for, represent or bind the Company except as specifically provided herein.

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20. NOTICES

All orders, policies, requests, instructions and other communications of the Company to Manager shall be in writing (including electronic communication such as email or through an internet web site) and signed by such person or persons as the Company shall from time to time designate for such purpose. If requested by the Manager, the Company shall provide Manager with a secretary’s certificate setting forth the names and specimen signatures of the individuals who are authorized to act on behalf of it. Manager shall not be liable and shall be fully protected in relying upon any written communication that Manager reasonably believes (based on the most recent secretary’s certificate received by Manager) to have been executed by an individual who is authorized to act on behalf of the Company.

Whenever in this Agreement it shall be required or permitted that notice or demand be given or served by either Party, such notice or demand shall be given or served in writing and sent to the Company at the address set forth below:

To the Company:	American Life and Security Company
2900 South 70th Street
Suite 400
Lincoln, NE 68506
Attn: Mark Oliver
Email:

To the Manager:	Crestline Management, L.P.
201 Main Street, Suite 1900
Fort Worth, TX 76102
Attn: John Cochran
Email:

All notices shall be sent (i) by certified or registered mail and shall be deemed to be received by 3 days after the date of mailing; (ii) by Federal Express or similar overnight courier and shall be deemed to be received on the day after delivery to Federal Express or similar overnight courier; (iii) by facsimile or e-mail transmission and shall be deemed to be received on the date of transmission on a business day, or on the first business day following transmission if transmitted on a non-business day; or (iv) by personal service and shall be deemed to be received on the same day as service. Any such address may be changed from time to time by either Party serving notices as above provided.

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21. EXECUTION IN COUNTERPARTS

This Agreement may be executed by the Parties in any number of counterparts and by each of the Parties in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument. Facsimile and/or electronic signatures shall be deemed originals. Signatures may be exchanged by facsimile or by an email scanned PDF signature page. Each Party agrees that it will be bound by its own facsimiled or PDF-scanned or electronic signature and that it accepts such signatures of the other Parties.

22. INTERPRETATION

This Agreement is between sophisticated parties, each of which has reviewed the Agreement and is fully knowledgeable about its terms and conditions. The Parties therefore agree that this Agreement shall be construed without regard to the authorship of the language and without any presumption or rule of construction in favor of either of them.

23. NO 3rd-PARTY BENEFICIARIES

Other than as expressly set forth in the Exhibit A hereto, nothing in this Agreement is intended or shall be construed to give any person or entity, other than the Parties, their successors and permitted assigns, any legal or equitable right, remedy or claim under or in respect of this Agreement or any provision contained herein.

24. NON-RECOURSE

Except as otherwise set forth in Section 13 hereof, all claims or causes of action (whether in contract, tort or other theory) that may be based upon, arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement, may be made only against the entities that are expressly identified as Parties; and no past, present or future director, officer, employee, incorporator, member, partner, stockholder, affiliate, agent, attorney or representative of any Party (including any person negotiating or executing this Agreement on behalf of a Party) shall have any liability or obligation with respect to this Agreement or with respect any claim or cause of action (whether in contract, tort or other theory) that may arise out of or relate to this Agreement, or the negotiation, execution or performance of this Agreement (including a representation or warranty made in or in connection with this Agreement or as an inducement to enter into this Agreement).

[signature page to follow]

17

IN WITNESS WHEREOF, the Parties have caused this Agreement to be executed with the intent it be effective as of the Effective Date.

AMERICAN LIFE & SECURITY CORP.

By:	/s/ Stephen Mace
Name:	Stephen Mace
Title:	General Counsel

[Signature Page to Investment Management Agreement (ModCo and Funds Withheld Accounts)]

Crestline Management, L.P.

By:	/s/ John Cochran
Name:	John Cochran
Title:	Vice-President

[Signature Page to Investment Management Agreement (ModCo and Funds Withheld Accounts)]

AGREED & ACCEPTED:

Crestline Re SPC, for and on behalf of Crestline Re SP 1

	By:	/s/ Dara Keogh
	Name:	Dara Keogh
	Title:	Director

[Signature Page to Investment Management Agreement (ModCo and Funds Withheld Accounts)]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUEST. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT A

ACCOUNTS: MODCO ACCOUNT and FUNDS WITHHELD ACCOUNT

ACCOUNTS:

Funds Withheld Account:	[***]
Modco Deposit Account:	[***]

Custodian:	Wells Fargo Bank

Part I. Eligible Investments and General Investment Strategy

All investments must comply with

(i)	applicable Nebraska insurance company investment guidelines, laws and regulations as communicated in writing by the Company from time to time. The Company shall inform the Manager of any changes to Nebraska law or regulation that are enacted or adopted after the effective date of this Agreement and that may be material to this Agreement, in each case reasonably promptly after the Company becomes aware of such changes to law or regulation.
(ii)	the investment guidelines adopted by the Company’s Board of Directors (attached as Exhibit B),
(iii)	the investment guidelines of Reinsurer (attached as Exhibit C) and
(iv)	the additional investment parameters (and Maximum Allocations) set forth in this Exhibit A (as amended from time to time), and

( (i)-(iv), collectively the “Guidelines”)

Compliance with the Investment Guidelines shall be measured in aggregate against the assets in the Funds Withheld Account, Modco Account and the Trust Account (as defined in the Reinsurance Agreement). For the avoidance of doubt, the concentration limits, exposure limits, Maximum Allocations and other investment parameters set forth in the Guidelines that are expressed as percentages shall apply as if the aggregate balance of the Trust Account and the Accounts represented the greatest of (a) $[***], (b) the actual aggregate balance of the Trust Account and the Accounts, and (c) the lesser of (x) the balance of the Trust Account times the current Maximum Leverage Multiple and (y) $[***]. The “Maximum Leverage Multiple” is defined based on the Minimum Leverage Measure then in effect under the terms of the Reinsurance Agreement, as follows:

Minimum Leverage Measure	Maximum Leverage Multiple
[***]%	[***]
[***]%	[***]
[***]%	[***]

Exhibit A-1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUEST. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

If as a result of a change in applicable law or interpretation thereof, the Guidelines no longer conform with such requirements of law, the Parties shall promptly amend this exhibit as necessary in accordance with Part II hereof.

The Manager shall allocate the Portfolio in its discretion to Sub-Advisors and Approved Asset Classes subject to the limitations set forth below.

The Manager may, in its discretion, create or purchase pools of some or all of the Portfolio investments in the Accounts, which may be tranched and rated. Such pools and tranches may only be created or purchased to the degree that (i) they are in compliance with Nebraska insurance company investment guidelines, laws and regulations and (ii) do not violate the Company’s single obligor limit of [***]% of its total assets. If a rated tranche of a pool of assets is held in an Account or in the Trust Account, then (i) all of the assets/dollars will be considered to have the rating of the tranche, but (ii) the other limits below (including without limitation the industry, asset class, and obligor concentration limits) will be applied individually to the component assets within the tranche/pool.

TARGET RATING CONCENTRATIONS:

SVO1, SVO2 (or equivalent). 1st Lien Mortgages and Collateral Loans under the Nebraska Revised Statute 44-5134 (“Collateral Loans”)	Min [***]%

SVO3 and lower rated assets	Max [***]% and per NDOI statutes for each rating category

New assets acquired by the Manager for the Accounts must : (1) be a CM1 or CM2 1st lien mortgage loan, or (2) qualify as a Collateral Loan, or (3) received a preliminary written or verbal indication from an NRSRO that has been engaged to rate the asset of BBB- or better, If such minimum rating is not assigned within 60 days after the asset has been deposited into an Account, then the Manager shall transfer the asset from the Account to the Trust Account.

Exhibit A-2

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUEST. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

SINGLE ISSUE EXPOSURE

i. U.S. government-guaranteed	Unlimited

ii. AAA-rated U.S. government-sponsored entity or agency	[***]% of admitted assets

iii. Non-U.S. government	5% (but up to $[***] if reserve Asset portfolio is less than $[***])

ASSET CLASS	MAXIMUM ALLOCATION
Cash and/or cash equivalents	100%
Government Obligations (US and Canadian, including governmental unit and instrumentalities thereof)	100%
US Municipal Bonds	[***]%
Structured Products including: Agency MBS (including, FNMA, FHLMC, GNMA), MBS, Floating & Fixed Rate CLOs and ABS	[***]%

Traded Corporate Debt (SVO 1 and 2)	[***]%
Private Debt (SVO 1 and 2)**	[***]%
Private Asset Backed**	[***]%
Collateral Loans (including Fund Financing)**	(i) [***]% of the ModCo plus FW account may be held in the ModCo or FW account, plus (ii) (ii) up to [***]% of any amounts in the Trust

Exhibit A-3

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUEST. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

[***] Notes	[***]% of actual capital contributions to Trust Account*
Opportunistic Credit (including preferred stock and related structures) and “Other”** “Other” includes Limited Partnership Interests, Notes backed by Investment Funds, and similar structures	[***]% [***]% (as a sub-limit of the above)
First Lien Mortgages (“1st Lien Mortgage”)	[***]% (aggregate 1st Lien Mortgage inclusive of CM1, CM2 and CM3)
First Lien Mortgages – CM1 and/or CM2	[***]%
First Lien Mortgages – CM3	[***]%

* The [***] Notes will initially be out of compliance with the investment guidelines.

At inception, the [***] CLO structured notes (the “[***] Notes”) will be arranged in three tranches, for a total of $[***], as follows: (a) Class A, $[***]of debt; (b) Class B, $[***]of debt guaranteed by [***]; and (c) Class C, [***]of debt. No additional [***] Notes may be added to the Trust Account after these initial tranches are deposited into the Trust Account or may be reissued after having been paid down.

**The following Asset Classes cannot exceed [***]% in aggregate:

Private Debt

Private Asset Backed

Collateral Loans

Opportunistic Credit

Exhibit A-4

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUEST. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Instruments listed by the SVO or that are filing-exempt (“FE”) instruments shall be designated to the Funds Withheld Account or the Trust Account. All other instruments will be expected to be allocated to the ModCo Account (together with the Funds Withheld Account, each a “Sub-Account” and collectively the “Sub-Accounts”)) or the Trust Account. The Company shall use best efforts to allocate between the Sub-Accounts, based on discussions with the Manager, to ensure sufficient liquidity within each account to settle pending transactions. The Manager may in its reasonable discretion determine in which Approved Asset Class or which Sub-Account an investment shall be classified.

Assets in the Accounts and the Trust Account shall also comply with these additional guidelines:

-	Maximum Maturity:

No asset in the Portfolio may mature after longest dated maturity of the applicable annuity product

-	Portfolio Maximum WAL:

Not more than one (1) year longer than the weighted average life of the Annuity Portfolio on any date of determination

-	Single Obligor:

No single obligor in the Portfolio shall be more than [***]% of the Portfolio.

-	Industry Concentration:

Single S&P Industry Classification max of [***]% of the Portfolio

In the event that the Leverage Measure is less than the Minimum Leverage Measure, each as defined in the Reinsurance Agreement, the Manager (and any Sub-Advisors) shall be prohibited from adding additional assets to the Portfolio that would cause any deterioration in any of the above metrics.

The Manager may from time to time propose additional strategies by providing written notice to the Company setting forth sufficient detail and information as the Company shall reasonably request. Promptly following receipt of such notice, the Company shall discuss the proposed additional strategy with the Manager, and upon mutual consent (not to be unreasonably withheld), any such additional strategy shall be added as an Approved Asset Class (an “Additional Approved Asset Class”) by amending this Exhibit in accordance with the Agreement (including in accordance with Part II hereof).

Exhibit A-5

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUEST. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

Part II. Amendments

The Parties may mutually amend the Guidelines from time to time by delivery of an amendment to this Exhibit A (signed and dated by each of the Parties); provided

(i)	No amendment of the Agreement or the Guidelines which does or could foreseeably have an adverse impact on Reinsurer shall be permissible without the express written consent of Reinsurer.

(ii)	No agency, agency cross and principal transactions with affiliates of the Company or Reinsurer shall be permitted hereunder without express written consent of Reinsurer and the Company.

(iii)	No removal of the Manager from the Accounts shall be permitted without express written consent of Reinsurer (other than following the occurrence of a recapture event under the Reinsurance Agreement) and upon the appointment of a replacement manager by the Company.

(iv)	Any replacement manager hereunder shall require the express written approval of Reinsurer.

Part III. Schedule of Fees

The “Base Management Fee” shall be payable to the Manager quarterly, in arrears on the 10th day of each of September, December, March and June (or if such day is not a business day, the next following business day), at the rate per year equal to [***]% ([***] basis points) of the weighted daily average principal amount of investments in the Portfolio with respect to such calendar quarter. The Manager in its sole discretion may from time to time waive all or a portion of the Base Management Fee.

Exhibit A-6

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUEST. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT B

American Life & Security Corp.
Investment Guidelines
Effective January 1, 2019

Primary Objective:	Preservation of capital - which means (i) earning a return on investments that covers the costs of ALSC's liabilities, plus ALSC's operating budget, plus an adequate return on ALSC's capital (ii) without taking unjustified risk that put policyholders at risk.

Secondary Objectives:	Predictability and stability of expected returns while maximizing return on capital usage and risks incurred.

Investment Guidelines:	Comply with Insurers Investment Act as set forth in the Nebraska Revised Statutes Sections 44-5101 to 44-5154

Permitted Investments:	As set forth in the Insurers Investment Act

Duration Target:	Consistent with that of ALSC's liabilities

Gain/Loss Practice:	Approval of President is required to incur any series of realized losses in excess of $[***]

Cash:	Cash should be invested in high quality short term investments

Liquidity Requirement:	Maintain liquidity sources (i.e. projected asset maturities/cash flows, investment grade corporate investments, cash, or liquidity lines) equivalent to a minimum of (i) [***]% of net admitted assets or (ii) an amount as specified in a liquidity plan approved by the Board.. This threshold may be breached on a temporary basis with approval of the President.

Ratification:	The Board shall ratify all investments at its regular Board meetings

Exhibit B-1

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUEST. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED

EXHIBIT C

Crestline Re SP 1

Investment Guidelines

Effective December 8, 2020

Primary Objective:	Preservation of capital, defined as earning a return on investments that covers the cost of the Cell’s liabilities and operating costs without taking unjustified risk that puts policyholders at risk.

Secondary Objective:	Seek to earn a stable and high-quality risk-adjusted return for the equity of the Cell.

Investment Guidelines:	Comply with (i) all terms of the Reinsurance Agreement and Investment Management Agreements with American Life & Security Corp and Crestline Management, L.P. and (ii) all applicable Nebraska laws and statutes.

Duration Target:	Consistent with the Cell’s liabilities.

Cash:	Cash should be invested in high-quality short-term investments.

Ratification:	The Board shall ratify all investments at its regular Board meetings.

Exhibit C-1